Putnam
California
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

3-31-00

[SCALE LOGO OMITTED]

From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[COPYRIGHT]  Karsh, Ottawa

Dear Shareholder:

The markets continued to provide their share of challenges and opportunities as your fund closed its books on the first half of fiscal year 2000. In the following report, the fund's manager discusses performance for the period and prospects for the months ahead.

This is the last letter to you and the other shareholders of Putnam California Tax Exempt Income Fund that I will be signing. After more than 30 years as Chairman of the Trustees and President of the Putnam Funds, the time has come for me to step aside. In June, John Hill will become Chairman. John is currently an independent Trustee and has served on the board for the past 14 years. In addition, my son, George Putnam, III, will take on the role of President. I am confident that the leadership of the funds will be in exceptionally strong hands.

I will become Chairman Emeritus, remain a Putnam shareholder, and stay in close touch with the funds. It has been my privilege to serve you.

Respectfully yours,

/S/ GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 17, 2000


Report from the Fund Manager

David E. Hamlin

The market environment that characterized much of last year continued through the first half of Putnam California Tax Exempt Income Fund's fiscal year, which ended March 31, 2000. The Federal Reserve Board raised interest rates five times in the past nine months, and may do so again, depressing bond prices in all sectors of the market. However, crosscurrents in the market recently led to an inverted yield curve, an unusual situation in which short-term interest rates are higher than long-term rates. If this inverted yield curve means that the strong economy and inflation are finally responding to the Fed's policies, improvement may be ahead for bond investors. While we believe it is too early to be bullish, we expect a gradual improvement in the market climate.

Total return for 6 months ended 3/31/00

        Class A           Class B           Class C           Class M
     NAV       POP     NAV      CDSC     NAV     CDSC      NAV       POP
------------------------------------------------------------------------
    2.11%    -2.73%   1.78%    -3.19%   1.93%    0.94%    1.83%    -1.52%
------------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

The fund started the year with an average portfolio duration of about
8.4 years, a position we regard as neutral. Duration is a measure of the price sensitivity of a bond fund to changes in interest rates. A portfolio of securities scheduled to mature in a relatively brief period, on average, is likely to be less volatile than a fund with a longer average duration. As fiscal 2000 got under way, and interest rates rose, we gradually lengthened the fund's duration to 8.51 years as of March 31, 2000.

* FUND STRATEGIES DESIGNED TO SECURE TAX BENEFITS, INCOME

In these volatile times, one of our goals has been to capitalize on market downturns by selectively realizing capital losses. (While your fund's interest earnings are tax-exempt, any capital gains realized in the sale of portfolio securities would be taxable to shareholders.) As securities we had purchased before interest rates rose to their current levels neared their maturity or call dates, we sold off a number of them. In doing so, we realized tax losses that can be carried forward to offset taxable gains the fund may realize in future years. To the extent possible, we replaced these issues with securities that offered comparable yields and longer maturities.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Water and sewer              16.6%

Transportation               16.0%

Utilities                    10.6%

Hospitals/health care        10.6%

Housing                       4.5%

Footnote reads:
*Based on net assets as of 3/31/00. Holdings will vary over time.

Our purchase activities focused on zero coupon bonds -- bonds that trade at a deep discount to their value at maturity, offering future appreciation potential. This strategy was positive for the fund because zeros are noncallable, long duration instruments that at times, trade cheaply relative to coupon bonds.

* WIDENING CREDIT SPREADS MAY PROVIDE OPPORTUNITY

Another goal has been to add to the fund's weighting in lower-rated, higher-yielding issues. In the recent market climate, high-yield bonds were largely ignored, as many investors pursued the relative price stability of high-quality debt. At the same time, the U.S. government has been using its budget surplus to buy back older Treasury issues and has reduced new issuance, intensifying demand at the top end of the credit spectrum. The combined effects of weak supply with stronger demand at the high end, along with overall increases in interest rates, have been to widen the spread, or difference, between yields on high- and low-rated bonds, making the high-yield sector seem more attractively valued.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA -- 68.1%

Aa/AA -- 12.6%

A -- 5.3%

Baa/BBB -- 7.6%

Ba/BB -- 4.6

B -- 1.4%

VMIGI/A-A+ -- 0.4%

Footnote reads:
As a percentage of market value as of 3/31/00. A bond rated Baa/BBB or higher is considered investment grade. Percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The California market is of unusually high quality and your fund has a substantial concentration in high-grade bonds and insured securities. From a price standpoint, this relatively high overall quality helped insulate the portfolio somewhat during the first half of fiscal 2000, but it will be less advantageous if yield spreads narrow, as we expect. Consequently, we have been steering the fund cautiously into lower-rated and non-rated investments from just over 7% at the beginning of the year to about 9% by the middle of this year. (Bear in mind that Putnam rates all securities in the portfolio, including those not rated by independent rating agencies.)


"Now is a particularly good time to look at [municipals] since muni debt is paying as much as 30-year Treasuries -- and it's tax-exempt."

-- SmartMoney.com, April 20, 2000

Since most California municipalities financed new projects before interest rates reached their current peaks, the supply of new issues is low. Attractive higher-yielding bonds are scarce because investors who find a credit they like hold it for as long as its potential remains. Nevertheless, we have been able to find opportunities in the secondary market, buying bonds from investors who need to raise cash. Our primary targets in California are hospitals, airlines, and land-backed securities.

* HOSPITALS MAY BE ON MEND, AIRLINES STAY STRONG

The Balanced Budget Act of 1996 hurt hospitals nationwide because it changed Medicaid reimbursement schedules. Some hospitals became insolvent and closed their doors. Only the stronger institutions survived and now Congress is concerned that the decreased availability of hospital beds may harm constituents. Since budget surpluses give Congress more money to spend, relief is starting to flow into this sector.


A closer look at municipal credit ratings

Ratings agencies such as Moody's Investor Service and Standard & Poor's Corp. assign ratings to municipal issuers based on an in-depth analysis of the issuer's financial condition and management, economic and debt characteristics, and the specific revenue sources securing the bond. The highest ratings are Aaa (Moody's) and AAA (Standard & Poor's). Bonds rated in the
Baa/BBB category or higher are considered to be investment grade.
Securities in the Ba/BB group and below are considered to be below investment grade or high yield. If you look at "The fund's portfolio" in the back of this report, you will see ratings next to each issuer's name. The pie chart on p. 3 summarizes this listing to give you a sense of the portfolio's overall quality.

Sometimes smaller bond issues are not rated because the cost of obtaining a ratings is not justifiable. Unrated bonds can still offer attractive investment opportunities and may end up in your fund's portfolio. In such a case, Putnam's analysts perform their own rating of the bonds, and they are identified in the portfolio listing by a /P rating.


We were able to find an attractive new issue among California's hospitals, Burnham Institute, a San Diego medical research facility in the forefront of the fight against cancer. The Burnham Institute bonds we purchased carried a coupon of 6 1/4%, maturing in 2029.

Another recent addition was California Statewide Community Development Authority Special Facilities for United Airlines-Los Angeles. United had been under a cloud during Asia's economic crisis, but now that the Asian economy has rebounded, United's business has improved. What is more, United's highly diversified route system includes the United States, Latin America, and Europe. Although high fuel prices pose a risk for all airlines, the strong economy is keeping demand high, and carriers with prime routes are able to pass along the increased cost to their customers. The original coupon for these bonds was 5.63%, maturing in 2034, and it is rated Baa3/BB+. But bond prices have dropped since the issue date, and we bought the bonds in two lots, one with a yield of 6.66% and one at 6.95%.

* CALIFORNIA DIRT ALSO OFFERS PROMISE

The best place to look for high-yield California debt is in the land-secured sector. Analysts call these dirt issues because the land that backs them is often blank earth without any current construction. Many of these issues are not rated by the major agencies and investors need to be satisfied that each development's potential is realistic. Putnam analysts visit sites, talking with builders, potential home-buyers, and people in surrounding communities.

During the first half of the fiscal year, we bought Roseville, California, Special Tax, North Roseville Community Facilities District Number One. The bonds were issued at 5.75%, maturing in 2023, and were not rated by any independent agency. We did our own analysis and bought the bonds on the secondary market at a yield of 7.15%.

Another new dirt issue in your fund's portfolio is the Infrastructure Financing Authority for Brentwood, California, also not rated by independent agencies. They were issued with coupons of 5.625% and 5.60%, maturing in 2029 and 2019, respectively. Lake Elsinore is still another example of a new addition to the portfolio backed by land in what we believe to be an excellent location -- east of Los Angeles and north of San Diego. We purchased these bonds with a coupon of 6.70% maturing in 2033.

* FUND MANAGER LOOKS FOR BETTER BOND MARKET BEHAVIOR

Volatile markets such as those we have been experiencing are especially hard on bond investors who have come to expect income-oriented investments to provide relative stability. However, such periods also provide opportunity in the form of higher yields. The current ratio of municipal bond yields to U.S. Treasury yields is about 97% -- an extremely high level of tax-free income for most municipal bond investors.

In addition, although rising interest rates have a negative impact on principal values, they also keep inflation down in the longer run, and inflation is the bond market's worst enemy. Looking ahead, as the Fed's policies begin to impact the economy, the bond markets, including the municipal bond market, should respond accordingly.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/00, there is no guarantee the fund will continue to hold these securities in the future.


Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam California Tax Exempt Income Fund is designed for investors seeking as high a level of current income exempt from federal and California income tax as is consistent with preservation of principal.

TOTAL RETURN FOR PERIODS ENDED 3/31/00

                        Class A           Class B           Class C           Class M
(inception dates)      (4/29/83)         (1/4/93)          (7/26/99)         (2/14/95)
                     NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
----------------------------------------------------------------------------------------
6 months            2.11%   -2.73%    1.78%   -3.19%    1.93%    0.94%    1.83%   -1.52%
----------------------------------------------------------------------------------------
1 year             -1.31    -6.04    -1.83    -6.52    -1.94    -2.88    -1.49    -4.66
----------------------------------------------------------------------------------------
5 years            30.37    24.21    26.36    24.37    25.41    25.41    28.36    24.16
Annual average      5.45     4.43     4.79     4.46     4.63     4.63     5.12     4.42
----------------------------------------------------------------------------------------
10 years           91.18    82.09    77.56    77.56    76.53    76.53    84.20    78.18
Annual average      6.69     6.18     5.91     5.91     5.85     5.85     6.30     5.95
----------------------------------------------------------------------------------------
Life of fund      264.16   246.85   218.77   218.77   218.21   218.21   238.76   227.73
Annual average      7.94     7.63     7.09     7.09     7.08     7.08     7.48     7.27
----------------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/00

                               Lehman Brothers Municipal     Consumer
                                      Bond Index            price index
-------------------------------------------------------------------------
6 months                                  2.13%                2.03%
-------------------------------------------------------------------------
1 year                                   -0.08                 3.69
-------------------------------------------------------------------------
5 years                                  34.30                13.15
Annual average                            6.07                 2.50
-------------------------------------------------------------------------
10 years                                 99.60                33.02
Annual average                            7.15                 2.89
-------------------------------------------------------------------------
Life of fund                            288.60                73.63
Annual average                            8.35                 3.31
-------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% and 3.25%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and in the case of class B and class M shares the higher operating expenses applicable to such shares. For class C shares, returns for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the CDSC currently applicable to class C shares, which is 1% for the first year and is eliminated thereafter, and the higher operating expenses applicable to class C shares. All returns assume reinvestment of distributions at NAV. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 3/31/00

                                        Class A                  Class B       Class C                    Class M
----------------------------------------------------------------------------------------------------------------------
Distributions (number)                     6                        6             6                          6
----------------------------------------------------------------------------------------------------------------------
Income                                 $0.218027                $0.191493      $0.194615                 $0.205567
----------------------------------------------------------------------------------------------------------------------
Capital gains 1                            --                       --            --                         --
----------------------------------------------------------------------------------------------------------------------
  Total                                $0.218027                $0.191493      $0.194615                 $0.205567
----------------------------------------------------------------------------------------------------------------------
Share value:                       NAV           POP               NAV            NAV               NAV            POP
----------------------------------------------------------------------------------------------------------------------
9/30/99                          $8.25         $8.66             $8.24          $8.26             $8.24          $8.52
----------------------------------------------------------------------------------------------------------------------
3/31/00                           8.20          8.61              8.19           8.22              8.18           8.45
----------------------------------------------------------------------------------------------------------------------
Current return (end of period)
----------------------------------------------------------------------------------------------------------------------
Current dividend rate 2           5.32%         5.07%             4.68%          4.53%             5.01%          4.85%
----------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3              9.71          9.26              8.54           8.27              9.15           8.85
----------------------------------------------------------------------------------------------------------------------
Current 30-day SEC yield 4        4.98          4.74              4.33           4.17              4.68           4.53
----------------------------------------------------------------------------------------------------------------------
Taxable equivalent 3              9.09          8.65              7.90           7.61              8.54           8.27
----------------------------------------------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

3 Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

4 Based on investment income, calculated using SEC guidelines.



Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


Comparative benchmarks

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


Welcome to www.putnaminv.com

Now you can use your PC to get up-to-date information about your funds, learn more about investing and retirement planning, and access market news and economic outlooks from Putnam.

VISIT PUTNAM'S SITE ON THE WORLD WIDE WEB FOR:

*  the benefits of investing with Putnam

*  Putnam's money management philosophy

* complete fund information, daily pricing and long-term performance

*  your current account value, portfolio value and transaction history

*  the latest on new funds and other Putnam news

   You can also read Putnam economist Dr. Robert Goodman's commentary
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   by name or objective, use our glossary to decode investment terms
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   The site can be accessed through any of the major online services
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   New features will be added to the site regularly. So be sure to bookmark us at

   http://www.putnaminv.com


A guide to the financial statements

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



The fund's portfolio
March 31, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC        -- AMBAC Indemnity Corporation
COP          -- Certificate of Participation
FGIC         -- Financial Guaranty Insurance Company
FHA Insd.    -- Federal Housing Administration Insured
FRB          -- Floating Rate Bonds
FSA          -- Financial Security Assurance
G.O. Bonds   -- General Obligation Bonds
IFB          -- Inverse Floating Rate Bonds
IF COP       -- Inverse Floating Rate Certificate of Participation
LOC          -- Letter of Credit
MBIA         -- Municipal Bond Investors Assurance Corporation
VRDN         -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (99.5%) (a)
PRINCIPAL AMOUNT                                                                           RATING (RAT)                VALUE
California (97.9%)
----------------------------------------------------------------------------------------------------------------------------
                        Alameda, Corridor Trans. Auth. Rev. Bonds Ser. A
$            9,500,000    5 1/4s, 10/1/21                                                       Aaa         $      9,048,750
            10,195,000    5 1/8s, 10/1/14                                                       Aaa               10,093,050
            21,425,000    4 3/4s, 10/1/25                                                       Aaa               18,452,281
            16,000,000  Anaheim, IF COP, MBIA, 8.77s, 7/16/23                                   Aaa               17,140,000
            24,000,000  Anaheim, Pub. Fin. Auth. IFB, MBIA, 8.872s, 12/28/18                    Aaa               27,450,000
                        Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
                          (Pub. Improvements.)
            10,000,000    Ser. A, FSA, 5s, 3/1/37                                               Aaa                8,762,500
            16,080,000    Ser. C, FSA, zero %, 3/1/37                                           AAA                1,809,000
            12,485,000    Ser. C, FSA, zero %, 9/1/34                                           AAA                1,623,050
            30,275,000  Berkeley, Hlth. Fac. Rev. Bonds
                          (Alta Bates Med. Ctr.), Ser. A, 6.55s, 12/1/22                        A2                32,394,250
                        Brentwood, Infrastructure Auth. Rev. Bonds, Ser. 94-1
            11,230,000    5 5/8s, 9/2/29                                                        BB/P               9,278,788
             2,485,000    5.6s, 9/2/19                                                          BB/P               2,133,994
            20,000,000  CA Edl. Fac. Auth. Rev. Bonds (U. of Southern CA),
                          Ser. C, 5 1/8s, 10/1/28                                               AA+               18,375,000
                        CA Hlth. Fac. Auth. Rev. Bonds
             9,000,000    (CedarKnoll), Ser. B, 7 1/2s, 8/1/20                                  A+/P               9,284,760
            12,500,000    (INSD-Sutter Hlth.), Ser. A, 5.35s, 8/15/28                           Aaa               11,703,125
            21,000,000    (Catholic Healthcare West.), Ser. A, AMBAC,
                          5s, 7/1/21                                                            Aaa               19,136,250
            35,385,000  CA Hlth. Fac. Fin. Auth. IFB, Ser. B, MBIA, 5s, 7/1/14                  AAA               33,704,213
            14,150,000  CA Housing Fin. Agcy. IFB, FHA Insd., 8.48s, 8/1/23                     Aa2               15,034,375
            10,290,000  CA Poll. Control Fin. Auth. Solid Waste Disp.
                          Rev. Bonds (Keller Canyon Landfill Co.),
                          6 7/8s, 11/1/27                                                       BB-               10,007,025
            36,775,000  CA Pub. Cap. Impt. Fin. Auth. Rev. Bonds
                          (Jt. Pwrs. Agcy.), Ser. B, MBIA, 8.1s, 3/1/18                         Aaa               37,188,719
            24,200,000  CA State Dept. Wtr. Resources IFB (Central Valley),
                          9.264s, 12/1/12 (acquired 10/23/97,
                          cost $25,632,450) (RES)                                               Aa2               32,488,500
            25,000,000  CA State Dept. Wtr. Resources Rev. Bonds, Ser. O,
                          MBIA, 4 3/4s, 12/1/29                                                 Aaa               21,468,750
                        CA State G.O. Bonds
            37,100,000    FRB, 8.751s, 9/1/12 (acquired 7/11/96,
                          cost $36,543,500) (RES)                                               AA-               44,566,375
            10,000,000    AMBAC, 6 1/2s, 9/1/06                                                 Aaa               11,037,500
            24,365,000    6s, 2/1/10                                                            AA-               26,466,481
            16,365,000    6s, 10/1/08                                                           AA-               17,735,569
            14,700,000    6s, 2/1/08                                                            AA-               15,839,250
            16,545,000    AMBAC, 5 1/2s, 4/1/11                                                 AAA               17,330,888
            10,000,000    (Veterans), Ser. BH, 5.4s, 12/1/14                                    AA-                9,975,000
            10,000,000    (Veterans), Ser. BH, 5.35s, 12/1/13                                   AA-                9,975,000
            10,000,000    (Veterans), Ser. BH, 5 1/4s, 12/1/12                                  Aaa                9,975,000
            10,000,000    4 3/4s, 2/1/29                                                        AAA                8,512,500
            20,800,000    Ser. 33, MBIA, zero %, 10/1/11                                        AAA               11,518,000
            60,000,000    Ser. 27, MBIA, zero %, 9/1/11                                         A+                33,300,000
            25,500,000  CA State Rev. Bonds, FGIC, 8s, 11/1/07                                  Aaa               29,930,625
                        CA State Pub. Wks. Board Lease Rev. Bonds
            24,000,000    (Dept. of Corrections-State Prisons), Ser. A,
                          7s, 9/1/09                                                            Aaa               24,785,040
            28,000,000    (Dept. of Corrections-State Prisons), Ser. A,
                          MBIA, 6 1/2s, 9/1/17                                                  Aaa               31,535,000
            59,000,000    (Dept. of Corrections-State Prisons), Ser. A,
                          6.43s, 9/1/19                                                         Aaa               61,655,000
            10,105,000    Ser. A, AMBAC, 5.8s, 1/1/13 (SEG)                                     Aaa               10,559,725
             7,205,000    (CA Cmnty. Colleges), Ser. A, 5 1/2s, 12/1/09                         A+                 7,511,213
             6,000,000    (Regents U. CA), Ser. A, 5 1/4s, 12/1/09                              Aa3                6,195,000
             6,000,000    (Regents U. CA), Ser. A, 5 1/4s, 12/1/07                              Aa3                6,240,000
            33,500,000    (Dept. of Corrections-State Prisons), Ser. A,
                          AMBAC, 5s, 12/1/19                                                    Aaa               31,490,000
             6,555,000    (Libr. & Courts Annex), Ser. A, 5s, 5/1/18                            A+                 5,997,825
                        CA Statewide Cmnty. Dev. Auth. COP
            15,000,000    (The Internext Group), 5 3/8s, 4/1/30                                 BBB               11,700,000
            10,000,000    (Childrens Hosp.), MBIA, 4 3/4s, 6/1/21                               Aaa                8,775,000
                        CA Statewide Cmnty. Dev. Auth. Multi-Fam.
                          Rev. Bonds
             6,000,000    5.3s, 6/1/29                                                          BBB+               5,917,500
             5,000,000    (Equity Res. Hsg.), Ser. B, 5.2s, 12/1/29                             A3                 4,893,750
                        CA Statewide Cmnty. Dev. Auth. Apt. Dev.
                          Rev. Bonds (Irvine Apt. Cmntys.)
            12,500,000    Ser. A-4, 5 1/4s, 5/15/25                                             Baa2              11,921,875
            20,000,000    Ser. A-3, 5.1s, 5/15/25                                               Baa2              18,950,000
            17,580,000  CA Statewide Cmty. Dev. Auth Rev. Bonds
                          (United Airlines, Inc.), 5 5/8s, 10/1/34                              Baa3              15,096,825
             8,000,000  Capistrano, U. School Dist. Cmnty. Fac.
                          Special Tax Bonds (Ladera), 5 3/4s, 9/1/29                            BB-/P              6,970,000
            32,000,000  Chino Basin, Regl. Fin. Auth. Rev. Bonds, AMBAC,
                          5 3/4s, 8/1/22                                                        Aaa               32,080,000
             4,425,000  Chula Vista Special Tax Bonds (Cmnty. Facs.
                          Dist. No. 97-3), 6.05s, 9/1/29                                        BB                 4,082,063
                        Commerce Redev. Agcy. Rev. Bonds
                          (No. 1), Ser. 91-A
             8,845,000    7 1/4s, 8/1/21                                                        BBB-               9,353,588
            68,280,000    zero %, 8/1/21                                                        BBB-              17,411,400
            12,000,000  Contra Costa Cnty., COP (Merrrithew
                          Memorial Hosp.), MBIA, 5 3/8s, 11/1/17                                Aaa               11,730,000
            35,000,000  Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
                          MBIA, zero %, 9/1/17                                                  Aaa               12,512,500
                        Contra Costa, Wtr. Dist. Rev. Bonds, Ser. G, MBIA
            36,915,000    5s, 10/1/26                                                           Aaa               33,361,931
            41,500,000    5s, 10/1/24                                                           Aaa               37,765,000
            10,000,000  Corona, COP (Vista Hosp. Syst.), Ser. B, 9 1/2s,
                          7/1/20 (acquired 10/23/92, cost $10,000,000) (RES)                    B-/P               9,400,000
            19,000,000  Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26                      BBB-              15,461,250
                        Duarte, COP, Ser. A
            15,000,000    5 1/4s, 4/1/31                                                        BBB+              12,187,500
             7,500,000    5 1/4s, 4/1/24                                                        BBB+               6,262,500
            21,000,000  East Bay, Muni. Util. Rev. Bonds, MBIA, 4 3/4s, 6/1/28                  Aaa               17,955,000
            23,850,000  East Bay, Muni. Util. Dist. Rev. Bonds
                          (Wastewater Treatment), FGIC, 4 3/4s, 6/1/21                          Aaa               21,196,688
            10,725,000  El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
                          6 1/4s, 8/15/17                                                       Aaa               11,026,909
                        Foothill/Eastern Corridor Agcy. CA Toll Road
                          Rev. Bonds
            19,000,000    5 3/4s, 1/15/40                                                       BBB-              17,741,250
             7,850,000    MBIA, 5 1/2s, 1/15/09                                                 AAA                8,222,875
             8,945,000    MBIA, 5 1/2s, 1/15/08                                                 AAA                9,381,069
             5,000,000    MBIA, 5 3/8s, 1/15/14                                                 AAA                5,062,500
                        Foothill/Eastern Trans. Corridor Agcy. Rev. Bonds
                          (CA Toll Roads), Ser. A
            34,150,000    6 1/2s, 1/1/32                                                        AAA               37,778,438
            38,875,000    6s, 1/1/34                                                            AAA               41,887,813
            11,460,000  Fresno, Unified Sch. Dist. COP, 7 1/4s, 3/1/07                          A3                11,948,769
             1,800,000  Indio, Multi-Fam. Rev. Bonds VRDN (Carreon),
                          Ser. A, 3 1/4s, 8/1/26                                                VMIG1              1,800,000
                        Irvine, Impt. Special Assmnt. Bonds
             2,750,000    (Assmt. Dist. No. 97-17), 6s, 9/2/23                                  BB/P               2,598,750
             1,000,000    (Assmt. Dist. No. 94-13), 6s, 9/2/22                                  BB/P                 922,500
             2,000,000    (Assmt. Dist. No. 94-13), 5 7/8s, 9/2/17                              BB/P               1,867,500
             5,000,000    (Assmt. Dist. No. 97-17), 5 7/8s, 9/2/17                              BB/P               4,737,500
            10,510,000  Kern, High School Dist. G.O. Bonds, Ser. 14, MBIA,
                          9.184s, 2/1/13 (acquired 6/29/98,
                          cost $14,124,599) (RES)                                               Aaa               12,642,164
            14,180,000  Lake Elsinore, Pub. Fin. Auth. Tax. Alloc., Ser. C,
                          6.7s, 10/1/33                                                         BB+/P             14,020,475
            21,530,000  Los Angeles, Bldg. Auth. Rev. Bonds (CA Dept.
                          Gen Svcs.), Ser. A, MBIA, 5 5/8s, 5/1/11                              Aaa               22,767,975
               200,000  Los Angeles, Cmnty. Redev. Agcy. Multi-Fam.,
                          (Promenade Towers), 3.05s, 4/1/09
                          (Barclays Bank (LOC))                                                 Aaa                  200,000
                        Los Angeles Cnty., CA Pub. Wks. Fin. Auth.
                          Rev Bonds, Ser. A, AMBAC
             7,000,000    5 1/2s, 10/1/10                                                       Aaa                7,315,000
             8,000,000    5 1/2s, 10/1/09                                                       Aaa                8,390,000
             9,000,000    5 1/2s, 10/1/08                                                       Aaa                9,472,500
             8,000,000  Los Angeles Cnty., COP (Disney Parking Project),
                          AMBAC, 4 3/4s, 3/1/23                                                 AAA                6,960,000
             8,000,000  Los Angeles Cnty., Metropolitan Trans. Auth.
                          Rev. Bonds, Ser. B, FSA, 4 3/4s, 7/1/28                               Aaa                6,830,000
                        Los Angeles Cnty., Metropolitan Trans. Auth.
                          Sales Tax Rev. Rev. Bonds
            15,715,000    Ser. A, AMBAC, 5 1/2s, 7/1/08                                         Aaa               16,520,394
            12,150,000    Ser. A (2nd Ser.), AMBAC, 5s, 7/1/25                                  Aaa               11,010,938
             6,765,000    (1st Tier-Prop A), Ser. A, FSA, 5s, 7/1/15                            Aaa                6,519,769
            15,235,000  Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
                          Ser. A, MBIA, 5 3/4s, 9/1/07                                          Aaa               16,301,450
            13,000,000  Los Angeles Cnty., Sanitation Dist. Fin. Auth.
                          Rev. Bonds (Capital), Ser. A, MBIA, 5s, 10/1/23                       Aaa               11,878,750
                        Los Angeles, Convention & Exhibition Ctr.
                          Auth. Lease
            37,465,000    COP, 9s, 12/1/20                                                      Aaa               45,519,961
            19,300,000    IFB, MBIA, 6.49s, 8/15/18 (acquired 9/15/94,
                          cost $14,332,566) (RES)                                               Aaa               18,576,250
                        Los Angeles, Dept. of Wtr. & Pwr. Rev. Bonds
             5,605,000    (Waterworks), 7s, 2/15/22                                             AA                 5,717,268
            51,200,000    (Electric Plant), Ser. Issue II, 6.8s, 6/1/31                         Aa3               53,440,000
            25,000,000  Los Angeles, Harbor Dept. Rev. Bonds, 7.6s, 10/1/18                     AAA               31,250,000
            26,235,000  Los Angeles, Pension Auth. COP, Ser. A, MBIA,
                          6.9s, 6/30/08                                                         Aaa               29,973,488
                        Los Angeles, Uni. School Dist. G.O. Bonds, Ser. B,
                          FGIC
             6,380,000    5 3/8s, 7/1/14                                                        Aaa                6,451,775
             7,455,000    5 3/8s, 7/1/13                                                        Aaa                7,594,781
             5,500,000    5 3/8s, 7/1/12                                                        Aaa                5,644,375
             8,785,000    5 3/8s, 7/1/11                                                        Aaa                9,070,513
            34,700,000  Los Angeles, Wastewater Syst. IFB, 9.08s, 6/1/19
                          (acquired 12/4/97, cost $34,083,081) (RES)                            Aaa               38,864,000
                        Metropolitan Wtr. Dist. G.O. Bonds, Ser. A,
             4,000,000    5 1/4s, 3/1/14                                                        Aaa                4,005,000
             2,500,000    5 1/4s, 3/1/13                                                        Aaa                2,531,250
            20,000,000  Metropolitan Wtr. Dist. IFB (Southern CA
                          Waterworks.), 6.90s, 8/10/18                                          Aa2               21,275,000
                        Metropolitan Wtr. Dist. Rev. Bonds
            22,600,000    (Southern CA Waterworks.), 5.95s, 8/5/22                              Aa2               23,814,750
            10,000,000    Ser. A, 5 1/2s, 7/1/10                                                Aa2               10,462,500
            26,255,000    (Southern CA Waterworks.), Ser. C, 5s, 7/1/27                         Aa2               23,695,138
            33,445,000    Ser. A., 5s, 7/1/26                                                   Aa2               30,225,919
            15,000,000    (Southern CA Waterworks.), Ser. B, MBIA,
                          4 3/4s, 7/1/21                                                        Aaa               13,218,750
             8,275,000  Modesto, Dist. Fin. Auth. Rev. Bonds, Ser. A, MBIA,
                          5 3/4s, 10/1/10                                                       Aaa                8,812,875
            10,350,000  Modesto, Irr. Dist. Fin. Auth. Rev. Bonds
                          (Domestic Wtr. Project), Ser. D, AMBAC,
                          4 3/4s, 9/1/22                                                        Aaa                9,043,313
            16,600,000  Mount Diablo, Hosp. Dist. Rev. Bonds, Ser. A,
                          AMBAC, 5s, 12/1/13                                                    Aaa               16,268,000
                        Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB,
             4,945,000    MBIA, 9.24s, 8/1/25                                                   AAA                5,402,413
             6,265,000    MBIA, 9.24s, 8/1/25, Prerefunded                                      AAA                7,024,631
             4,770,000    9.24s, 8/1/17                                                         AAA                5,217,188
             3,620,000    9.24s, 8/1/17, Prerefunded                                            AAA                4,077,025
                        Northern CA Pwr. Agcy. Pub. Pwr. Rev. Bonds,
                          Ser. A, AMBAC
             3,925,000    5.8s, 7/1/09                                                          AAA                4,234,094
             7,720,000    5.8s, 7/1/09, Unrefunded                                              Aaa                8,279,700
                        Northern CA Pwr. Agcy. Rev. Bonds
                          (Hydroelectric), Ser. A, MBIA
             5,780,000    5 1/4s, 7/1/12                                                        AAA                5,873,925
             5,440,000    5 1/4s, 7/1/11                                                        AAA                5,562,400
                        Oakland CA, Bldg., Auth. Rev. Bonds, AMBAC
             6,540,000    5 1/2s, 4/1/13                                                        Aaa                6,719,850
             6,295,000    5 1/2s, 4/1/12                                                        Aaa                6,515,325
             1,900,000  Oakland, VRDN (Cap. Equip.), 3.2s, 12/1/15
                          (National Westminister Bank (LOC))                                    A-1+               1,900,000
            14,800,000  Oakland, Redev. Agcy. Rev. Bonds, MBIA,
                          5.95s, 9/1/19                                                         Aaa               15,096,000
             1,800,000  Ontario, Multi-Fam. Rev. Bonds (Res. Park mtg. Ctr.),
                          Ser. A, FRB, 6.40s, 8/1/07 (Royal Bk.
                          of Canada (LOC))                                                      VMIG1              1,800,000
                        Orange Cnty., COP, Ser. A, MBIA
            14,520,000    6s, 7/1/26                                                            Aaa               14,792,250
            25,285,000    6s, 7/1/07                                                            Aaa               27,339,406
             1,600,000  Orange Cnty., Apt. Dev. VRDN (Harbor Pointe),
                          Ser. D, 3.15s, 12/1/06                                                VMIG1              1,600,000
                        Orange Cnty., Local Trans. Auth. Rev. Bonds,
                          Ser. A, MBIA
             5,000,000    5 1/2s, 2/15/09                                                       Aaa                5,243,750
             8,000,000    5 1/2s, 2/15/08                                                       Aaa                8,390,000
             7,845,000    5 1/2s, 2/15/07                                                       Aaa                8,247,056
                        Orange Cnty., Trans. Auth. Sales Tax Rev. Bonds, Ser. A
            11,445,000    5.7s, 2/15/11                                                         Aaa               12,174,619
            11,700,000    5.7s, 2/15/10                                                         Aaa               12,445,875
            13,960,000    5.7s, 2/15/09                                                         Aaa               14,832,500
             8,210,000    5.7s, 2/15/08                                                         Aaa                8,723,125
            16,830,000  Orange Cnty., Wtr. Dist. COP, Ser. A, 5s, 8/15/18                       AA                15,757,088
            12,840,000  Oxnard, Redev. Agcy. Tax Alloc. Rev. Bonds
                          (Cent. City Revitalization), Ser. A, 6 1/2s, 9/1/16                   BBB               13,209,150
            31,850,000  Palm Desert, Fin. Auth. Tax Alloc. IFB, MBIA,
                          9.10s, 4/1/22                                                         Aaa               33,561,938
            24,855,000  Pasadena, Cap. Impt. IF COP, AMBAC, 5.35s, 2/1/14                       Aaa               25,631,719
                        Pleasanton, Jt. Pwr. Fin. Auth. Rev. Bonds, Ser. B
             5,395,000    6 3/4s, 9/2/17                                                        BBB/P              5,577,081
             8,315,000    6.6s, 9/2/08                                                          BBB/P              8,626,813
             4,505,000    6 1/2s, 9/2/04                                                        BBB/P              4,713,356
             5,790,000    6 1/8s, 9/2/02                                                        BBB/P              5,920,275
            10,000,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. CC, MBIA,
                          5 1/2s, 7/1/08                                                        Aaa               10,362,500
            30,000,000  Rancho Cucamonga, Wtr. Dist. Fin. Auth. Rev. Bonds,
                          AMBAC, 6.427s, 8/17/21                                                Aaa               31,275,000
            10,400,000  Redding, Elec. Syst. Rev. Bonds, MBIA,
                          10.018s, 7/8/22                                                       Aaa               12,155,000
             1,600,000  Riverside Cnty., Hsg. Auth. Multi-Fam. Rev. Bonds
                          VRDN (Mtn. View Apts.), Ser. A, 3s, 8/1/25                            VMIG1              1,600,000
             4,250,000  Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29                     BBB-               3,532,813
            11,790,000  Riverside Cnty., Pub. Fin. Auth. Impt. Special Assmt.
                          Bonds (Rancho Village), Ser. B, 6 1/4s, 9/2/13                        BBB               11,318,400
            11,200,000  Roseville, Cmnty. Facs. Dist. 1 Special Tax,
                          5 3/4s, 9/1/23                                                        BB+/P              9,814,000
            12,725,000  Sacramento City Fin. Auth. Lease Rev. Bonds,
                          Ser. A, AMBAC, 5 3/8s, 11/1/14                                        Aaa               12,979,500
            22,750,000  Sacramento Cnty., COP (Pub. Facs. Project),
                          AMBAC, 4 3/4s, 10/1/27                                                AAA               19,508,125
            27,000,000  Sacramento, Muni. Util. Dist. Elec. IFB, FGIC,
                          8.89s, 8/15/18                                                        Aaa               29,160,000
            12,000,000  Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
                          Ser. A, MBIA, 6 1/4s, 8/15/10                                         Aaa               13,275,000
             5,000,000  Sacramento, Special Tax Bonds (Northern
                          Natomas Cmnty. Fac.), Ser. 4-A, 5.7s, 9/1/23                          BB/P               4,450,000
                        San Diego Cnty., COP
             4,000,000    (Burnham Institute), 6 1/4s, 9/1/29                                   Ba3                3,950,000
            15,800,000    AMBAC, 5 1/4s, 9/1/06                                                 Aaa               16,293,750
            10,000,000    (Downtown Courthouse), AMBAC,
                          4 1/2s, 5/1/23                                                        Aaa                8,337,500
            21,400,000  San Diego Cnty., IF COP, MBIA, 6.36s, 11/18/19                          Aaa               22,068,750
            12,000,000  San Diego Cnty., Wtr. Auth. Wrt. Rev. COP, Ser. A,
                          FGIC, 5s, 5/1/14                                                      Aaa               11,730,000
             5,000,000  San Diego Cnty., Wtr. Auth. COP, Ser. A,
                          5 3/4s, 5/1/11                                                        Aa3                5,343,750
                        San Diego Cnty., Wtr. Auth. IF COP
            20,000,000    Ser. 91-B, MBIA, 8.02s, 4/8/21                                        Aaa               23,825,000
            28,350,000    Ser. B, MBIA, 8.02s, 4/21/11                                          Aaa               34,409,813
            10,000,000  San Diego, Conv. Ctr. Expansion Fing Auth. Lease
                          Rev. Bonds, Ser. A, 4 3/4s, 4/1/28                                    Aaa                8,550,000
            15,350,000  San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
                          FGIC, 5s, 5/15/25                                                     Aaa               13,930,125
                        San Diego, Regl. Bldg. Auth. Lease COP, MBIA
             8,425,000    6.9s, 5/1/23                                                          Aaa                9,162,188
             7,250,000    6.85s, 5/1/13                                                         Aaa                7,621,563
               175,000  San Diego, Single Fam. Mtge. Rev. Bonds,
                          zero %, 8/1/16                                                        A3                    36,969
            20,500,000  San Diego, Wtr. Util. Rev. Bonds, FGIC,
                          4 3/4s, 8/1/28                                                        Aaa               17,527,500
            15,000,000  San Francisco, City & Cnty. Arpt. Rev. Bonds,
                          FSA, 4 3/4s, 5/1/29                                                   AAA               12,900,000
            32,300,000  San Francisco, City & Cnty. G.O. Bonds, Ser. 1,
                          FGIC, 5 3/4s, 6/15/07                                                 Aaa               34,520,625
                        San Francisco, City & Cnty. Arpt. Comm. Intl. Arpt.
                          Rev. Bonds, Ser. 22, AMBAC
             3,670,000    5 1/4s, 5/1/13                                                        Aaa                3,660,825
             3,490,000    5 1/4s, 5/1/12                                                        Aaa                3,507,450
             3,315,000    5 1/4s, 5/1/11                                                        AAA                3,352,294
            10,000,000  San Francisco, Rapid Transit Dist. Sales Tax
                          Rev. Bonds, 5 1/2s, 7/1/09                                            A3                10,500,000
            10,000,000  San Francisco, State Bldg. Auth. Lease Rev. Bonds
                          (San Francisco Civic Ctr. Complex), Ser. A,
                          AMBAC, 5 1/4s, 12/1/21                                                Aaa                9,525,000
             1,200,000  San Jacinto, U. School Dist. IF COP, FSA,
                          3 1/4s, 9/1/27                                                        VMIG1              1,200,000
                        San Joaquin Cnty., COP (General Hosp.)
             5,790,000    5 1/4s, 9/1/14                                                        Aaa                5,746,575
             5,040,000    5 1/4s, 9/1/13                                                        Aaa                5,046,300
             5,250,000    5 1/4s, 9/1/12                                                        Aaa                5,295,938
                        San Joaquin Hills, Trans. Corridor Agcy. Toll Road
                          Rev. Bonds, Ser. A
            77,825,000    Sr. Lien, 6 3/4s, 1/1/32                                              Aaa               83,759,156
            10,000,000    MBIA, 5 1/4s, 1/15/30                                                 Aaa                9,300,000
            34,125,000    5s, 1/1/33                                                            Baa3              28,281,094
            25,000,000    MBIA, zero %, 1/15/32                                                 AAA                3,812,500
            21,625,000    MBIA, zero %, 1/15/23                                                 AAA                5,676,563
            29,100,000  San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds
                          (Merged Area Redev), MBIA, 4 3/4s, 8/1/24                             Aaa               25,171,500
                        San Marcos, Pub. Fac. Auth. Rev. Bonds
             3,000,000    5.8s, 9/1/27                                                          BB-/P              2,666,250
             1,635,000    5.8s, 9/1/18                                                          BB-/P              1,534,856
             3,000,000    5 1/2s, 9/1/10                                                        BB-/P              2,932,500
            40,000,000  San Mateo Cnty., Jt. Pwr. Fin. Auth. Rev. Bonds,
                          FSA, 5 3/4s, 7/15/29                                                  Aaa               42,400,000
             5,000,000  Santa Ana, COP (City Hall Expansion), FSA,
                          4.7s, 1/1/28                                                          Aaa                4,237,500
            35,600,000  Santa Clara, Wtr. Dist. Rev. Bonds, FGIC,
                          5 3/4s, 2/1/15                                                        Aaa               36,534,500
             7,525,000  Sierra View, Health Care Dist. Rev. Bonds LOC,
                          5.4s, 7/1/22                                                          BBB-               5,897,719
            45,200,000  South Orange Cnty., Pub. Fin. Auth. Rev. Bonds,
                          FGIC, 5 1/2s, 8/15/15                                                 Aaa               45,482,500
                        Southern CA Pub. Pwr. Auth. Rev. Bonds
             5,465,000    (Southern transmission), Ser. A, MBIA,
                          5 1/4s, 7/1/11                                                        Aaa                5,587,963
            42,690,000    (Mead Adelanto), Ser. A, AMBAC, 4 7/8s, 7/1/20                        Aaa               38,741,175
             3,000,000  Stockton, Cmnty. Fac. Dist. Spl. Tax. Rev. Bonds
                          (Mello Roos-Weston Ranch), Ser. A, 5.8s, 9/1/14                       BB+/P              2,760,000
             1,000,000  Stockton, Multi-Fam. Hsg. VRDN (Mariners
                          Pointe Assoc.), Ser. A, 3 1/4s, 9/1/18                                A-1+               1,000,000
            11,450,000  Sunnyvale, Special Tax, 6 3/4s, 8/1/02                                  BB+/P             11,450,000
                        Thousand Oaks, Cmnty. Fac. Dist. Special Tax
                          Rev. Bonds (No. 94-1)
            21,775,000    6 7/8s, 9/1/24                                                        B/P               21,829,438
            33,000,000    zero %, 9/1/14                                                        B/P               12,086,250
            10,195,000  U. of CA Hosp. Med. Center Rev. Bonds, AMBAC,
                          5.7s, 7/1/11                                                          Aaa               10,602,800
            38,932,000  U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                          Med. Fac.), 7.9s, 12/1/19                                             A-/P              39,350,908
            10,000,000  Vallejo, COP (Marine World Foundation),
                          7.2s, 2/1/26                                                          BB+/P             10,587,500
            36,945,000  Valley Hlth. Syst. COP, 6 7/8s, 5/15/23                                 BB+/P             35,282,475
             6,885,000  Valley Hlth. Syst. Hosp. Rev. Bonds, Ser. A,
                          6 1/2s, 5/15/15                                                       BBB-               6,446,081
             1,700,000  Vallejo, Hsg. Auth. VRDN, 3 1/4s, 1/1/08                                VMIG1              1,700,000
                                                                                                            ----------------
                                                                                                               3,062,023,968

Puerto Rico (1.6%)
----------------------------------------------------------------------------------------------------------------------------
             9,010,000  Cnmwlth. of PR, G.O. Bonds, MBIA, 5 3/4s, 7/1/11                        A                  9,573,125
             9,000,000  Cmnwlth. of PR, Infrastructure Fin. Auth.
                          Rev. Bonds, Ser. A, AMBAC, 5 1/2s, 7/1/08                             Aaa                9,326,250
                        Cmnwlth. of PR, Pub. Impt. G.O. Bonds, FSA
             8,500,000    5 1/2s, 7/1/11                                                        AAA                8,850,625
             5,000,000    5 1/2s, 7/1/10                                                        AAA                5,206,250
             7,215,000    5 1/2s, 7/1/09                                                        AAA                7,512,619
            10,000,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. AA, MBIA,
                          5 3/8s, 7/1/27                                                        Aaa                9,500,000
                                                                                                            ----------------
                                                                                                                  49,968,869
----------------------------------------------------------------------------------------------------------------------------
                        Total Investments (cost $2,994,962,920) (b)                                         $  3,111,992,837
----------------------------------------------------------------------------------------------------------------------------


  (a) Percentages indicated are based on net assets of $3,128,856,755.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $2,996,740,955, resulting in gross unrealized appreciation and depreciation of $173,268,039 and $58,016,157, respectively, or net unrealized appreciation of $115,251,882.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at March 31, 2000.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at March 31, 2000 was $156,537,289 or 5.00% of net assets.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at March 31, 2000, which are subject to change based on the terms of the security.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at March 31, 2000.

      The fund had the following industry group concentrations greater than 10% at March 31, 2000 (as a percentage of net assets):

        Water and sewer               16.6%
        Transportation                16.0
        Utilities                     10.6
        Health care/hospitals         10.6

      The fund had the following insurance concentrations greater than 10% at March 31, 2000 (as a percentage of net assets):

        MBIA                          23.6%
        AMBAC                         13.9

----------------------------------------------------------------------------
Futures Contracts Outstanding at March 31, 2000 (Unaudited)

                                 Aggregate Face   Expiration     Unrealized
                   Total Value       Value           Date       Depreciation
----------------------------------------------------------------------------
US Treasury
Bond (Short)       $92,607,750    $90,120,541       Jun-00      $(2,487,209)
----------------------------------------------------------------------------



Statement of assets and liabilities
March 31, 2000 (Unaudited)

Assets
----------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,994,962,920) (Note 1)                                       $3,111,992,837
----------------------------------------------------------------------------------------------
Cash                                                                                   580,322
----------------------------------------------------------------------------------------------
Interest and other receivables                                                      42,484,254
----------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                               3,176,389
----------------------------------------------------------------------------------------------
Total assets                                                                     3,158,233,802

Liabilities
----------------------------------------------------------------------------------------------
Payable for variation margin                                                           474,000
----------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                7,276,124
----------------------------------------------------------------------------------------------
Payable for securities purchased                                                    11,450,000
----------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                           4,753,981
----------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         3,533,847
----------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                              87,027
----------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                           48,433
----------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                             6,980
----------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                               1,681,457
----------------------------------------------------------------------------------------------
Other accrued expenses                                                                  65,198
----------------------------------------------------------------------------------------------
Total liabilities                                                                   29,377,047
----------------------------------------------------------------------------------------------
Net assets                                                                      $3,128,856,755

Represented by
----------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                 $3,035,110,075
----------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                         3,944,757
----------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                              (24,740,785)
----------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                         114,542,708
----------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                      $3,128,856,755

Computation of net asset value and offering price
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($2,558,608,008 divided by 312,117,518 shares)                                           $8.20
----------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.20)*                                   $8.61
----------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($550,496,225 divided by 67,225,152 shares)**                                            $8.19
----------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($3,343,445 divided by 406,968 shares)**                                                 $8.22
----------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($16,409,077 divided by 2,005,343 shares)                                                $8.18
----------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.18)***                                 $8.45
----------------------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.


The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended March 31, 2000 (Unaudited)

Tax exempt interest income:                                                        $97,460,253
----------------------------------------------------------------------------------------------

Expenses:
----------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                     7,269,916
----------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                         895,792
----------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                       29,733
----------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                        14,170
----------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                2,607,182
----------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                2,449,557
----------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                   10,208
----------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                   38,766
----------------------------------------------------------------------------------------------
Reports to shareholders                                                                  3,821
----------------------------------------------------------------------------------------------
Auditing                                                                                17,910
----------------------------------------------------------------------------------------------
Legal                                                                                   32,904
----------------------------------------------------------------------------------------------
Postage                                                                                 33,144
----------------------------------------------------------------------------------------------
Other                                                                                  221,913
----------------------------------------------------------------------------------------------
Total expenses                                                                      13,625,016
----------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                            (282,977)
----------------------------------------------------------------------------------------------
Net expenses                                                                        13,342,039
----------------------------------------------------------------------------------------------
Net investment income                                                               84,118,214
----------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     5,202,616
----------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                         27,777
----------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the period           (30,468,208)
----------------------------------------------------------------------------------------------
Net loss on investments                                                            (25,237,815)
----------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                               $58,880,399
----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                                                    Six months ended         Year ended
                                                                            March 31       September 30
                                                                                2000*              1999
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $   84,118,214     $  171,706,496
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                           5,230,393          9,290,056
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                               (30,468,208)      (254,103,995)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                           58,880,399        (73,107,443)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------------------------------
From net investment income
   Class A                                                               (70,210,234)      (145,190,669)
-------------------------------------------------------------------------------------------------------
   Class B                                                               (13,650,841)       (27,516,818)
-------------------------------------------------------------------------------------------------------
   Class C                                                                   (46,382)            (2,056)
-------------------------------------------------------------------------------------------------------
   Class M                                                                  (395,933)          (810,742)
-------------------------------------------------------------------------------------------------------
From net realized gain on investments
   Class A                                                                        --        (16,229,723)
-------------------------------------------------------------------------------------------------------
   Class B                                                                        --         (3,456,456)
-------------------------------------------------------------------------------------------------------
   Class M                                                                        --            (84,929)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                       (233,126,029)       (76,044,936)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                            (258,549,020)      (342,443,772)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    3,387,405,775      3,729,849,547
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $3,944,757 and $4,129,933, respectively)                    $3,128,856,755     $3,387,405,775
-------------------------------------------------------------------------------------------------------

* Unaudited


The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a share outstanding throughout the period)

CLASS A
--------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                          ended
Per-share                              March 31
operating performance               (Unaudited)                                Year ended September 30
--------------------------------------------------------------------------------------------------------------------------
                                           2000           1999           1998           1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $8.25          $8.89          $8.71          $8.46          $8.37          $8.09
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                       .22            .42(c)         .44(c)         .44            .47            .48
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 (.05)          (.59)           .21            .28            .09            .31
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .17           (.17)           .65            .72            .56            .79
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.22)          (.42)          (.43)          (.45)          (.47)          (.48)(d)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --           (.05)          (.04)          (.02)            --             --
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                          --             --             --             --             --           (.03)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                        (.22)          (.47)          (.47)          (.47)          (.47)          (.51)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $8.20          $8.25          $8.89          $8.71          $8.46          $8.37
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                     2.11*         (2.01)          7.75           8.71           6.81          10.07
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $2,558,608     $2,754,624     $3,073,178     $3,087,795     $3,149,797     $3,168,277
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                   .37*           .77            .77            .74            .74            .74
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  2.69*          4.85           5.06           5.20           5.60           5.86
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     3.59*         13.91          30.88          23.51          29.47          47.73
--------------------------------------------------------------------------------------------------------------------------
    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
--------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                          ended
Per-share                              March 31
operating performance               (Unaudited)                                Year ended September 30
--------------------------------------------------------------------------------------------------------------------------
                                           2000           1999           1998           1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $8.24          $8.88          $8.70          $8.45          $8.37          $8.08
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                       .19            .36(c)         .39(c)         .39            .42            .42
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 (.05)          (.58)           .21            .27            .07            .32
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .14           (.22)           .60            .66            .49            .74
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.19)          (.37)          (.38)          (.39)          (.41)          (.42)(d)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --           (.05)          (.04)          (.02)            --             --
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                          --             --             --             --             --           (.03)
--------------------------------------------------------------------------------------------------------------------------
Total distributions                        (.19)          (.42)          (.42)          (.41)          (.41)          (.45)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $8.19          $8.24          $8.88          $8.70          $8.45          $8.37
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                     1.78*         (2.65)          7.05           8.02           5.99           9.47
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                         $550,496       $616,446       $641,686       $573,309       $510,394       $416,367
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                   .69*          1.42           1.42           1.39           1.39           1.39
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  2.37*          4.21           4.41           4.54           4.94           5.17
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     3.59*         13.91          30.88          23.51          29.47          47.73
--------------------------------------------------------------------------------------------------------------------------
    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.





Financial highlights
(For a share outstanding throughout the period)

CLASS C
--------------------------------------------------------------------------------------------------------------------------
                                     Six months
                                          ended For the period
Per-share                              March 31  July 26, 1999+
operating performance               (Unaudited)    to Sept. 30
--------------------------------------------------------------------------------------------------------------------------
                                           2000           1999
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $8.26          $8.47
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                       .19            .04(c)
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 (.04)          (.18)
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .15           (.14)
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.19)          (.07)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --             --
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                          --             --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                        (.19)          (.07)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $8.22          $8.26
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                     1.93*         (1.70)*
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                           $3,343         $1,018
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                   .77*           .29*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  2.29*           .81*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     3.59*         13.91
--------------------------------------------------------------------------------------------------------------------------
    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
--------------------------------------------------------------------------------------------------------------------------
                                       Six months
                                          ended                                                             For the period
Per-share                               March 31                                                             Feb. 14, 1995+
operating performance                  (Unaudited)                     Year ended September 30                 to Sept. 30
--------------------------------------------------------------------------------------------------------------------------
                                           2000           1999           1998           1997           1996           1995
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $8.24          $8.88          $8.70          $8.45          $8.36          $8.13
--------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------
Net investment income                       .21            .38(c)         .41(c)         .42            .45            .29
--------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                 (.06)          (.57)           .22            .27            .08            .24
--------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                       .15           (.19)           .63            .69            .53            .53
--------------------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------------------
From net
investment income                          (.21)          (.40)          (.41)          (.42)          (.44)          (.30)(d)
--------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                               --           (.05)          (.04)          (.02)            --             --
--------------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain on investments                          --             --             --             --             --             --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                        (.21)          (.45)          (.45)          (.44)          (.44)          (.30)
--------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                             $8.18          $8.24          $8.88          $8.70          $8.45          $8.36
--------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                     1.83*         (2.31)          7.43           8.39           6.48           6.56*
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                          $16,409        $15,318        $14,986        $13,898         $9,149         $4,108
--------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                   .52*          1.07           1.07           1.04           1.04            .69*
--------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  2.54*          4.56           4.76           4.92           5.24           3.52*
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     3.59*         13.91          30.88          23.51          29.47          47.73
--------------------------------------------------------------------------------------------------------------------------
    + Commencement of operations.

    * Not annualized.

  (a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (b) Includes amounts paid through expense offset arrangements (Note 2).

  (c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

  (d) Distributions in excess of net investment income amounted to less than $0.01 per share for each class.



Notes to financial statements
March 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam California Tax Exempt Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a diversified portfolio of longer-term California tax exempt securities.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a higher ongoing distribution fee than class B shares and have a one year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the trustees. Such valuations and procedures are reviewed periodically by the trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended March 31, 2000, the fund had no borrowings against the line of credit.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

F) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund, at the lesser of (i) an annual rate of 0.50% of the average net asset value of the fund or (ii) the following annual rates expressed as a percentage of the fund's average net assets: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion, and 0.33% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 2000, fund expenses were reduced by $282,977 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $2,657 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain Invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and Meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund to an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended March 31, 2000, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $52,719 and $327 from the sale of class A and class M shares, respectively, and received $817,236 and $103 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended March 31, 2000, Putnam Mutual Funds Corp., acting as underwriter received $68,079 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended March 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $114,782,573 and $335,255,273, respectively. Purchases and sales of short-term municipal obligations aggregated $155,050,000 and $145,450,000, respectively.

Note 4
Capital shares

At March 31, 2000, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Six months ended March 31, 2000
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,542,529        $109,167,769
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                4,202,042          33,932,941
---------------------------------------------------------------------------
                                            17,744,571         143,100,710

Shares
repurchased                                (39,479,690)       (318,721,088)
---------------------------------------------------------------------------
Net decrease                               (21,735,119)      $(175,620,378)
---------------------------------------------------------------------------

                                             Year ended September 30, 1999
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 34,043,617        $294,035,932
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                9,287,889          80,283,664
---------------------------------------------------------------------------
                                            43,331,506         374,319,596

Shares
repurchased                                (55,252,585)       (475,786,481)
---------------------------------------------------------------------------
Net decrease                               (11,921,079)      $(101,466,885)
---------------------------------------------------------------------------

                                           Six months ended March 31, 2000
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,637,668         $21,287,291
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  935,549           7,544,799
---------------------------------------------------------------------------
                                             3,573,217          28,832,090

Shares
repurchased                                (11,136,904)        (89,688,102)
---------------------------------------------------------------------------
Net decrease                                (7,563,687)       $(60,856,012)
---------------------------------------------------------------------------

                                             Year ended September 30, 1999
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,340,402        $107,145,509
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,050,990          17,706,479
---------------------------------------------------------------------------
                                            14,391,392         124,851,988

Shares
repurchased                                (11,868,943)       (101,944,941)
---------------------------------------------------------------------------
Net increase                                 2,522,449         $22,907,047
---------------------------------------------------------------------------

                                           Six months ended March 31, 2000
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    288,996          $2,336,167
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                    2,954              23,940
---------------------------------------------------------------------------
                                               291,950           2,360,107

Shares
repurchased                                     (8,149)            (65,001)
---------------------------------------------------------------------------
Net increase                                   283,801          $2,295,106
---------------------------------------------------------------------------

                                              For the period July 26, 1999
                                           (commencement of operations) to
                                                        September 30, 1999
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    123,087          $1,018,164
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                      198               1,636
---------------------------------------------------------------------------
                                               123,285           1,019,800

Shares
repurchased                                       (118)               (979)
---------------------------------------------------------------------------
Net increase                                   123,167          $1,018,821
---------------------------------------------------------------------------

                                           Six months ended March 31, 2000
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,436,756         $43,653,807
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   37,743             304,219
---------------------------------------------------------------------------
                                             5,474,499          43,958,026

Shares
repurchased                                 (5,327,912)        (42,902,771)
---------------------------------------------------------------------------
Net increase                                   146,587          $1,055,255
---------------------------------------------------------------------------

                                             Year ended September 30, 1999
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,730,155        $134,521,486
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   71,587             617,194
---------------------------------------------------------------------------
                                            15,801,742         135,138,680

Shares
repurchased                                (15,630,504)       (133,642,599)
---------------------------------------------------------------------------
Net increase                                   171,238          $1,496,081
---------------------------------------------------------------------------

The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Capital Opportunities Fund

Europe Growth Fund

Global Equity Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Century Growth Fund

New Opportunities Fund

OTC & Emerging Growth Fund

Research Fund

Tax Smart Equity Fund

Vista Fund

Voyager Fund

Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Small Cap Value Fund

Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Intermediate U.S. Government Income Fund

Money Market Fund**

Preferred Income Fund

Strategic Income Fund*

U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]**
California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Putnam Diversified Income Trust II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply. Contact
              Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminv.com.

Fund information

WEB SITE

www.putnaminv.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
John A. Hill, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

David E. Hamlin
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments' Web site: www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
BULK RATE
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminv.com



SA045-60359  027/337/677  5/00